AXA PREMIER VIP TRUST

SUPPLEMENT DATED JUNE 15, 2006 TO THE

PROSPECTUS DATED MAY 1, 2006

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this supplement is to provide you with information about a merger involving a sub-adviser to the AXA Premier VIP Large Cap Value Portfolio.

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AXA Premier VIP Large Cap Value Portfolio

Institutional Capital Corporation (“ICAP”), one of the sub-advisers to the AXA Premier Large Cap Value Portfolio (“Value Portfolio”) entered into a merger agreement with New York Life Investment Management Holdings LLC (“NYLIM Holdings”) expected to close on June 30, 2006. ICAP will operate as a stand-alone business within NYLIM Holdings. NYLIM Holdings is a subsidiary of New York Life Insurance Company.

The following information supersedes and replaces the information related to the controlling shareholder of ICAP contained in the Prospectus under the heading “Management Team-The Manager and the Sub-advisers”:

ICAP is a wholly owned subsidiary of New York Life Investment Management Holdings LLC, which in turn is a wholly owned subsidiary of New York Life Insurance Company.